AMENDED AND RESTATED BUSINESS PURCHASE AGREEMENT

THIS AMENDED AND RESTATED BUSINESS PURCHASE AGREEMENT ("Amendment") is made effective as of January 26, 2024, between Arvana Inc., a Nevada corporation ("Arvana"), Down 2 Fish Charters, LLC, a Florida limited liability company (“Down2Fish”), and LCF Salons, LLC a Utah limited liability company (“LCF”), as set forth on the signature page hereto. Arvana, Down2Fish and LCF may be referred to herein collectively as the “Parties” and separately as a “Party”.

WHEREAS Arvana, Down2Fish and LCF are Parties to that certain Business Purchase Agreement dated November 16, 2023 (“Agreement”), pursuant to which LCF accepted a Secured Promissory Note (attached as Exhibit A to the Agreement) (“Note”) that provided, in part, for the payment of interest on the Note on the annual anniversary of the Issue Date (February 3, 2024).

WHEREAS Section 9.14 Amendment; Waiver; Remedies; Agent of the Agreement and Section 5.03 Amendments permit the amendment of the Agreement and the Note by written instrument executed by the Parties.

WHEREAS the Parties intend by this written instrument to amend the Agreement and the Note to extend the annual anniversary due date for the payment of interest on the Note.

NOW THEREFORE, in consideration of the foregoing, and such other consideration as the Parties mutually agree, the Parties hereto agree as follows:

1.  Recitals; Definitions. The recitals set forth above are accurate, represent the intent of the Parties hereto and incorporated by reference. All capitalized terms not defined herein shall have the respective meanings ascribed thereto in the Agreement.

2. Amendment to Agreement and Note; Ratification; Reaffirmation.

a.  Except as otherwise expressly provided herein, the Agreement and the Note are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the date of this Amendment, all references in the Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Agreement shall mean the Agreement as amended by this Amendment;

b.  The Parties have agreed to amend Section 1.01 Interest of the Agreement to extend the due date for the payment of interest on the Note due on the annual anniversary of the Issue Date from February 3, 2024, to April 3, 2024; and

c.  Arvana does hereby reaffirm to LCF each of the representations, warranties, covenants, and agreements set forth in the Agreement with the same force and effect as if each were separately stated herein and made as of the date hereof.

3.  Representations of Arvana. Arvana hereby represents and warrants to LCF that:

a. Arvana has the requisite corporate power and authority to enter into this Amendment;

b.  All corporate action on the part of Arvana by its officers, directors and shareholders necessary for the authorization, execution and delivery of, and the performance by Arvana of its obligations in connection with this Amendment has been taken;

c.  This Amendment constitutes a valid and legally binding obligation of Arvana, enforceable against Arvana in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and (b) general principles of equity;

d.  There are no counterclaims, defenses or offsets of any nature whatsoever to the Note;

e.  No Event of Default has occurred or exists under the Note;

f.  LCF is not an affiliate of Arvana; and

g.  In entering into this Amendment, Arvana (i) is not relying on any advice or representation of LCF or any of its affiliates (other than the representations of Arvana contained herein), (ii) has not received from the LCF or any of its affiliates any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Amendment, (iii) has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and (iv) has entered into this Amendment based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by LCF or any of its affiliates; and

h.  Neither LCF nor any of its affiliates is now or has ever been a financial advisor to, or other fiduciary with respect to, Arvana.

4.  Representations of LCF. LCF hereby represents and warrants to Arvana that:

a. LCF has the requisite corporate power and authority to enter into this Amendment;

b.  All company action on the part of LCF by its officers, managers and members necessary for the authorization, execution and delivery of, and the performance by LCF of its obligations in connection with this Amendment has been taken;

c.  This Amendment constitutes the valid and legally binding obligation of LCF, enforceable against LCF in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and (b) general principles of equity;

d.  LCF has sufficient knowledge and experience in business, financial and investment matters to be able to evaluate the merits and risks of this Amendment;

e. LCF is not an affiliate of Arvana; and

f.  LCF is not in possession of any material, non-public information regarding Arvana or any of its subsidiaries.

5.  Form 8-K. On or prior to 5:00 p.m., Eastern Standard Time, on the fourth business day following the execution of the Amendment, Arvana shall file with the Securities & Exchange Commission (“Commission”) a Current Report on Form 8-K disclosing the material terms of the Amendment; provided, however, that LCF shall have a reasonable opportunity to review and comment on such Form 8-K prior to the issuance or filing thereof.

6.  Renewal. To the extent that any payment or payments made to LCF under this Amendment, as each may be amended, are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, or Arvana, whether directly or indirectly as a debtor-in-possession, or to a receiver or any other party under any bankruptcy law, or other state or federal law, then the portion of the indebtedness of Arvana intended to have been satisfied by such payment or payments will be revived and will continue in full force and effect as if such payment or payments had never been received by LCF.

7.  No Cancellation. The Amendment evidences the same indebtedness as evidenced by the Agreement and the Note (as modified hereby) being an extension, modification, and amendment of the prior documents. The execution of this Amendment hereof does not evidence a cancellation of the indebtedness evidenced by the prior documents.

8.  Conditions to Arvana’s Obligations Hereunder. The obligations of Arvana to LCF hereunder are subject to the satisfaction of each of the following conditions thereto, provided that these conditions are for Arvana’s sole benefit and may be waived by Arvana at any time in its sole discretion:

a.  LCF shall have executed this Amendment and delivered the same to Arvana.

b.  The representations and warranties of LCF shall be true and correct in all material respects as of the date when made, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

c.  No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Amendment.

9.  Conditions to LCF’s Obligations Hereunder. The obligations of the LCF hereunder are subject to the satisfaction of each of the following conditions thereto, provided that these conditions are for LCF’s sole benefit and may be waived by LCF at any time in its sole discretion:

a. Arvana shall have executed this Amendment and delivered the same to LCF.

b.  The representations and warranties of Arvana in this Amendment and the Agreement shall be true and correct in all respects as of the date when made, as of the date of this Amendment, except for representations and warranties that speak as of a particular date, which shall be true and correct in all respects as of such date.

c.  Arvana’s common stock shall be designated for quotation on the OTC Pink Sheets Current Information (“OTC”) and shall not have been suspended or threatened, as of the execution date of this Amendment, by the Commission or the OTC.

d.  No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Amendment.

10.  Governing Law; Miscellaneous.

a.  Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Amendment shall be brought only in the state courts of Florida or in the federal courts located in Manatee County. The Parties to this Amendment hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Parties waive trial by jury. The prevailing Party shall be entitled to recover from the other Party its reasonable attorney’s fees and costs. Each Party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Amendment or the Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b.  Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

c.  Headings. The headings of this Amendment are for convenience of reference only and shall not form part of, or affect the interpretation of, this Amendment.

d.  Severability. In the event that any provision of this Amendment is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e.  Entire Agreement; Amendments. This Amendment and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Arvana nor LCF makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Amendment may be waived or amended other than by an instrument in writing signed by the Parties.

f.  Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to Arvana, to:

Arvana Inc.

299 Main Street, 13th Floor

Salt Lake City, Utah 84111

Attn: Ruairidh Campbell, Chief Executive Officer

E-mail: ruairidh@arvana.us

If to LCF:

LCF Salons, LLC

1298 South 900 East

Salt Lake City, Utah 84105

Email: logan@landissalon.com

Attn: Logan Fast, Member

If to Down2Fish:

Down 2 Fish Charters, LLC

901 25th Avenue

Palmetto, Florida 34221

Email: hudconsult@aol.com

Attn: Richard Surber, Manager

Each Party shall provide notice to the other party of any change in address.

g.  Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither Arvana nor the LCF shall assign this Amendment or any rights or obligations hereunder without the prior written consent of the other.

h.  Third Party Beneficiaries. This Amendment is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i.  Survival. The representations and warranties of Arvana and the agreements and covenants set forth in this Amendment shall survive the execution of this Amendment notwithstanding any due diligence investigation conducted by or on behalf of LCF. Arvana agrees to indemnify and hold harmless LCF and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by Arvana of any of its representations, warranties and covenants set forth in this Amendment or any of its covenants and obligations under this Amendment.

j.  Publicity. Arvana shall be entitled, upon the prior approval of LCF (which shall not be unreasonably delayed or withheld), to make any press release or filing with the Commission, the OTC (or other applicable trading market) or the Financial Industry Regulatory Authority with respect to this Amendment as is required by applicable law and regulations.

k.  Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

l.  No Strict Construction. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

m.  Remedies. Arvana acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to LCF by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, Arvana acknowledges that the remedy at law for a breach of its obligations under this Amendment will be inadequate and agrees, in the event of a breach or threatened breach by LCF of the provisions of this Amendment, that LCF shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Amendment without the necessity of showing economic loss and without any bond or other security being required.

n.  Conflict. In the event of a conflict between or among the terms, covenants, conditions or provisions of this Amendment, the Agreement, or the Note, as each may be amended, LCF may elect to enforce from time to time those provisions that would afford the LCF the maximum financial benefits and security for the obligations under the Note.

IN WITNESS WHEREOF, the undersigned Parties have caused this Amendment to be duly executed as of the date first above written.

ARVANA INC.

By: /s/ Ruairidh Campbell

Name: Ruairidh Campbell

Title: Chief Executive Officer

LCF SALONS, LLC

By: /s/ Logan Fast

Name: Logan Fast

Title: Member

Down 2 Fish Charters, LLC

By: /s/ Richard Surber

Name: Richard Surber

Title: Manager